                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statements Nos. 2-81631, 33-17575, 33-43043 and 333-34665 on Form S-8 of our report dated
February 16, 2001, included in this Annual Report on Form 10-K of Diagnostic Products Corporation for the year ended December 31, 2000.




/s/ DELOITTE & TOUCHE LLP


Los Angeles, California
March 28, 2001

                                       35